UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 21, 2009

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06  Material Impairment.

On December 21, 2009, the Audit Committee of URS Corporation (the “Company”) concluded that the Company is required under generally accepted accounting principles to record in the fourth quarter of fiscal year 2009 a pre-tax, noncash impairment charge of approximately $32.8 million, or $20.5 million after tax, for the write-down of the intangible asset related to the Washington Division trade name.  This impairment charge is a result of the determination on the same date by senior management of the Company, under delegated authority from the Board of Directors, to implement a Company wide strategy to rebrand the Company's EG&G and Washington divisions under the URS Corporation brand (the “Rebranding Strategy”).  This impairment charge will not result in any future cash expenditures.  A copy of the press release announcing the Rebranding Strategy is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statement

Statements contained in this Form 8-K that are not historical facts may constitute forward-looking statements, including statements relating to future impairments of our intangible assets, expectations regarding the extent of the impairment charge and future cash expenditures.  We believe that our expectations are reasonable and are based on reasonable assumptions. However, such forward-looking statements by their nature involve risks and uncertainties.  We caution that a variety of factors, including but not limited to the following, could cause our business and financial results to differ materially from those expressed or implied in our forward-looking statements; our ability to make accurate estimates and assumptions; our accounting policies and other factors discussed more fully in our Form 10-Q for the period ended October 2, 2009 as well as in other reports subsequently filed from time to time with the United States Securities and Exchange Commission.  The forward-looking statements represent our current intentions as of the date on which it was made and we assume no obligation to revise or update any forward-looking statements

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

99.1	Press Release, dated December 22, 2009, entitled “URS to Rebrand EG&G and Washington Group Divisions.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: December 23, 2009	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller, and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 22, 2009, entitled “URS to Rebrand EG&G and Washington Group Divisions.”